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                                                                   EXHIBIT 10.15



                                 AMENDMENT NO. 2
                           TERM LOAN CREDIT AGREEMENT

         THIS AMENDMENT NO. 2 dated as of January 14, 2000 (the "Amendment") to the Term Loan Credit Agreement referenced below, is by and among HEALTHCARE REALTY TRUST INCORPORATED, a Maryland corporation, and CAPSTONE CAPITAL CORPORATION, a Maryland corporation, as Borrowers, the banks identified therein and BANK OF AMERICA, N.A. (formerly known as NationsBank, N.A.), as Administrative Agent. Terms used but not otherwise defined shall have the meaning provided in the Term Loan Credit Agreement.

                                   WITNESSETH

         WHEREAS, a $200 million term loan facility, consisting of a $187.4 million Tranche A Term Loan to Healthcare Realty Trust Incorporated ("HRT") and a $12.6 million Tranche B Term Loan to Capstone Capital Corporation ("CCT", and together with HRT, the "Borrowers"), was established pursuant to the terms of that Credit Agreement dated as of October 15, 1998 (as amended and modified, the "Term Loan Credit Agreement") among HRT and CCT, as Borrowers, the banks identified therein, and NationsBank, N.A., (now known as Bank of America, N.A.), as Administrative Agent;

         WHEREAS, approximately $113,700,000 remains outstanding on the Tranche A Term Loan and the Tranche B Term Loan has been paid;

         WHEREAS, HRT has requested extension of the Tranche A Term Loan and certain other modifications to the Term Loan Credit Agreement;

         WHEREAS, the Banks have agreed to the requested extension and modifications on the terms and conditions set forth herein;

         NOW, THEREFORE, IN CONSIDERATION of the premises and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

         1. The Term Loan Credit Agreement is amended and modified in the following respects:

         1.1 The Tranche A Maturity Date is extended to April 14, 2000.

         1.2 The definition of "Applicable Percentage" in Section 1.1 of the Term Loan Credit Agreement is amended to read as follows:

                           "Applicable Percentage" means, for any day, a per
                  annum rate equal to (a) in the case of Eurodollar Loans, 2.00% and (b) in the case of Base Rate Loans, 1.00%.

         2. The parties hereto agree that if on March 14, 2000 Bank of America, N.A. holds more than $25 million of the aggregate principal amount of the Tranche A Term Loan, then (a) the Applicable Percentage for Eurodollar Loans shall be increased to 2.50% and (b) the Applicable Percentage for Base Rate Loans shall be increased to 1.50%, in each case, on and from such date.

         3. This Amendment shall be effective upon execution hereof by the Banks and the Borrowers.




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         4. HRT covenants and agrees that, within five (5) days following the date of this Amendment, it will pay to the Agent, for the ratable benefit of the Banks holding the Tranche A Term Loan, an extension fee of 25 basis points (0.25%) on the outstanding principal balance of the Tranche A Term Loan as of the date of this Amendment.

         5. HRT will deliver to the Agent on or before January 31, 2000 certified copies of resolutions and other documentation evidencing approval of the transactions contemplated in this Amendment and a legal opinion of counsel for the Borrowers, in form reasonably satisfactory to the Agent and the Banks, and including, among other things, enforceability of this Amendment.

         6. Except as modified hereby, all of the terms and provisions of the Term Loan Credit Agreement (including schedules and exhibits) shall remain in full force and effect.

         7. The Borrowers agree to pay all reasonable costs and expenses of the Agent in connection with the preparation, execution and delivery of this Amendment, including the reasonable fees and expenses of Moore & Van Allen, PLLC.

         8. This Amendment may be executed in any number of counterparts, each of which when so executed and delivered shall be deemed an original, and it shall not be necessary in making proof of this Amendment to produce or account for more than one such counterpart.

         9. This Amendment shall be governed by and construed in accordance with the laws of the State of North Carolina.

                  [Remainder of Page Intentionally Left Blank]



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         IN WITNESS WHEREOF, each of the undersigned parties has caused this
Amendment to be executed as of the day and year first above written.


BORROWERS:                   HEALTHCARE REALTY TRUST INCORPORATED,
                             a Maryland corporation



                             By:              /S/
                                ------------------------------------------------
                             Name:  Roger O. West
                             Title: Executive Vice President


AGENT: BANK OF AMERICA, N.A. (formerly known as NationsBank, N.A.), as Agent under the Term Loan Credit Agreement



                             By:              /S/
                                ------------------------------------------------
                             Name:  Ashley M. Crabtree
                             Title: Managing Director



BANKS:                       BANK OF AMERICA, N.A. (formerly known as
                             NationsBank, N.A.)



                             By:              /S/
                                ------------------------------------------------
                             Name:  Ashley M. Crabtree
                             Title: Managing Director
                             Title:





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ACKNOWLEDGED & AGREED:

GUARANTORS:        DURHAM MEDICAL OFFICE BUILDING, INC.,
                   a Texas corporation
                   HEALTHCARE REALTY SERVICES INCORPORATED, an Alabama corporation
                   HR ASSETS, INC., a Texas corporation
                   FIR CAPITAL, INC., a Texas corporation
                   HR FUNDING, INC., a Texas corporation
                   HR INTERESTS, INC., a Texas corporation
                   HR OF TEXAS, INC., a Maryland corporation
                   HRT OF ALABAMA, INC., an Alabama corporation
                   HRT OF DELAWARE, INC., a Delaware corporation
                   HRT OF FLORIDA, INC., a Florida corporation
                   HRT OF ROANOKE, INC. a Virginia corporation
                   HRT OF TENNESSEE, INC., a Tennessee corporation
                   HRT OF VIRGINIA, INC., a Virginia corporation
                   PENNSYLVANIA HRT, INC., a Pennsylvania corporation
                   HR of SAN ANTONIO, INC., a Texas corporation




                   By:              /S/
                      ------------------------------------------------
                   Name:  Roger O. West
                   Title: Executive Vice President
                   for each of the foregoing subsidiaries

                   PASADENA MEDICAL PLAZA SSJ, LTD.,
                   a Florida limited partnership
                   By: Healthcare Realty Trust Incorporated,
                   a Maryland corporation



                   By:              /S/
                      ------------------------------------------------
                   Name:  Roger O. West
                   Title: Executive Vice President

                   SAN ANTONIO SSP, LTD., a Texas limited partnership
                   By: HR of San Antonio, Inc., a Texas corporation, as General Partner



                   By:              /S/
                      ------------------------------------------------
                   Name:  Roger O. West
                   Title: Executive Vice President

                   HR ACQUISITION I CORPORATION,
                   f/k/a Capstone Capital Corporation,
                   a Maryland corporation
                   CAPSTONE CAPITAL OF ALABAMA, INC.,
                   an Alabama corporation




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                   CAPSTONE-CAPITAL OF BAYTOWN, INC.,
                   an Alabama corporation
                   CAPSTONE CAPITAL OF BONITA BAY, INC.,
                   an Alabama corporation
                   CAPSTONE CAPITAL OF CALIFORNIA, INC.,
                   an Alabama corporation
                   CAPSTONE CAPITAL OF CAPE CORAL, INC.,
                   an Alabama corporation
                   CAPSTONE CAPITAL OF KENTUCKY, INC.,
                   an Alabama corporation
                   CAPSTONE CAPITAL OF LAS VEGAS, INC.,
                   an Alabama corporation
                   CAPSTONE CAPITAL OF LOS ANGELES, INC.,
                   an Alabama corporation
                   CAPSTONE CAPITAL OF MASSACHUSETTS, INC., an Alabama corporation
                   CAPSTONE CAPITAL OF OCOEE, INC.,
                   an Alabama corporation
                   CAPSTONE CAPITAL OF PENNSYLVANIA, INC.,
                   a Pennsylvania corporation
                   CAPSTONE CAPITAL OF PORT ORANGE, INC.,
                   an Alabama corporation
                   CAPSTONE CAPITAL PROPERTIES, INC.,
                   an Alabama corporation
                   CAPSTONE CAPITAL OF SARASOTA, INC.,
                   an Alabama corporation
                   CAPSTONE CAPITAL SENIOR HOUSING, INC.,
                   an Alabama corporation
                   CAPSTONE CAPITAL OF TEXAS, INC
                   an Alabama corporation
                   CAPSTONE CAPITAL OF VIRGINIA, INC.,
                   an Alabama corporation



                   By:              /S/
                      ------------------------------------------------
                   Name:  Roger O. West
                   Title: Executive Vice President
                   for each of the foregoing subsidiaries of HR Acquisition I Corporation;


                   CAPSTONE OF BONITA BAY, LTD., an Alabama
                   limited partnership
                   By: CAPSTONE CAPITAL OF BONITA BAY, INC., an Alabama corporation, as General Partner



                   By:              /S/
                      ------------------------------------------------
                   Name:  Roger O. West
                   Title: Executive Vice President






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                   CAPSTONE OF CAPE CORAL, LTD., an Alabama limited partnership
                   By: CAPSTONE CAPITAL OF CAPE CORAL. INC..
                   an Alabama corporation, as General Partner



                   By:              /S/
                      ------------------------------------------------
                   Name:  Roger O. West
                   Title: Executive Vice President

                   CAPSTONE OF LAS VEGAS, LTD., an Alabama limited partnership
                   BY: CAPSTONE CAPITAL OF LAS VEGAS, INC.,
                   an Alabama corporation, as General Partner



                   By:              /S/
                      ------------------------------------------------
                   Name:  Roger O. West
                   Title: Executive Vice President

                   CAPSTONE OF LOS ANGELES, LTD., an Alabama
                   limited partnership
                   By: CAPSTONE CAPITAL OF LOS ANGELES, INC., an Alabama Corporation, as General Partner



                   By:              /S/
                      ------------------------------------------------
                   Name:  Roger O. West
                   Title: Executive Vice President

                   CAPSTONE OF OCOEE, LTD., an Alabama limited partnership
                   By: CAPSTONE CAPITAL OF OCOEE, INC., an Alabama corporation, as General Partner



                   By:              /S/
                      ------------------------------------------------
                   Name:  Roger O. West
                   Title: Executive Vice President

                   CAPSTONE OF PORT ORANGE, LTD., an Alabama
                   limited partnership
                   By: CAPSTONE CAPITAL OF PORT ORANGE, INC.,
                   an Alabama corporation, as General Partner



                   By:              /S/
                      ------------------------------------------------
                   Name:  Roger O. West
                   Title: Executive Vice President

                   CAPSTONE CAPITAL OF SAN ANTONIO, LTD.,
                   an Alabama limited partnership
                   By: CAPSTONE CAPITAL OF TEXAS, INC., an Alabama corporation, as General Partner



                   By:              /S/
                      ------------------------------------------------
                   Name:  Roger O. West
                   Title: Executive Vice President





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                   CAPSTONE OF SARASOTA, LTD., an Alabama limited partnership
                   By: CAPSTONE CAPITAL OF SARASOTA, INC.,
                   an Alabama corporation, as General Partner



                   By:              /S/
                      ------------------------------------------------
                   Name:  Roger O. West
                   Title: Executive Vice President

                   CAPSTONE OF VIRGINIA LIMITED PARTNERSHIP, an
                   Alabama limited partnership
                   BY CAPSTONE CAPITAL OF VIRGINIA, INC., an Alabama corporation, as General Partner



                   By:              /S/
                      ------------------------------------------------
                   Name:  Roger O. West
                   Title: Executive Vice President

                   CAP-BAY IV, LTD., an Alabama limited partnership
                   BY: CAPSTONE CAPITAL SENIOR HOUSING, INC., an
                   Alabama corporation, as General Partner



                   By:              /S/
                      ------------------------------------------------
                   Name:  Roger O. West
                   Title: Executive Vice President

                   CAP-BAY V, LTD., an Alabama limited partnership
                   By: CAPSTONE CAPITAL SENIOR HOUSING, INC., an
                   Alabama corporation, as General Partner



                   By:              /S/
                      ------------------------------------------------
                   Name:  Roger O. West
                   Title: Executive Vice President

                   CAP-BAY VII, LTD., an Alabama limited
                   partnership
                   By: CAPSTONE CAPITAL SENIOR HOUSING, INC.,
                   an Alabama corporation, as General Partner



                   By:              /S/
                      ------------------------------------------------
                   Name:  Roger O. West
                   Title: Executive Vice President

                   CAP-BAY VIII, LTD., an Alabama limited
                   partnership
                   By: CAPSTONE CAPITAL SENIOR HOUSING, INC.,
                   an Alabama Corporation, as General Partner



                   By:              /S/
                      ------------------------------------------------
                   Name:  Roger O. West
                   Title: Executive Vice President




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